                                                                      Exhibit 24
                                POWER OF ATTORNEY

           I, the undersigned Director and/or Officer of ArvinMeritor, Inc., an Indiana corporation (the "Company"), hereby constitute VERNON G. BAKER, II,
FRANK A. VOLTOLINA and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, the Registration
Statement on Form S-3 (or such other form as the officers of the Company deem appropriate) and any amendments and supplements thereto, to be filed by the Company with the Securities and Exchange Commission for the purpose of registering $750,000,000 of debt securities pursuant to the Securities Act of 1933, as amended, and qualifying the related indenture, as supplemented, under the Trust Indenture Act of 1939, as amended.
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

           Signature                      Title                                   Date
           ---------                      -----                                   ----


/s/ Larry D. Yost                   Chairman of the Board and                April 11, 2001
--------------------------          Chief Executive Officer
Larry D. Yost                       (principal executive officer)
                                    and Director


/s/ V. William Hunt                 Vice Chairman and President              April 11, 2001
--------------------------          and Director
V. William Hunt


/s/ Joseph B. Anderson, Jr.         Director                                 April 11, 2001
--------------------------
Joseph B. Anderson, Jr.


/s/ Steven C. Beering               Director                                 April 11, 2001
--------------------------
Steven C. Beering


/s/ Rhonda L. Brooks                Director                                 April 11, 2001
--------------------------
Rhonda L. Brooks


/s/ Joseph P. Flannery              Director                                 April 11, 2001
--------------------------
Joseph P. Flannery


/s/ William D. George, Jr.          Director                                 April 11, 2001
--------------------------
William D. George, Jr.


/s/ Richard W. Hanselman            Director                                 April 11, 2001
--------------------------
Richard W. Hanselman

/s/ Charles H. Harff                Director                                 April 11, 2001
--------------------------
Charles H. Harff


/s/ Victoria B. Jackson             Director                                 April 11, 2001
--------------------------
Victoria B. Jackson


/s/ James E. Marley                 Director                                 April 11, 2001
--------------------------
James E. Marley


/s/ James E. Perrella               Director                                 April 11, 2001
--------------------------
James E. Perrella


/s/ Harold A. Poling                Director                                 April 11, 2001
--------------------------
Harold A. Poling


/s/ Martin D. Walker                Director                                 April 11, 2001
--------------------------
Martin D. Walker


/s/ Thomas A. Madden                Senior Vice President, Finance,          April 11, 2001
--------------------------          and Chief Financial Officer
Thomas A. Madden                    (principal financial officer)



/s/ William M. Lowe                 Vice President and Controller            April 11, 2001
--------------------------          (principal accounting officer)
William M. Lowe